Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT TO CREDIT AGREEMENT

Dated as of August 11, 2016

among

PLAINS ALL AMERICAN PIPELINE, L.P.,

and

PLAINS MIDSTREAM CANADA ULC,

as Borrowers,

BANK OF AMERICA, N.A.,
as Administrative Agent and Swing Line Lender,

BANK OF AMERICA, N.A. and WELLS FARGO BANK, NATIONAL ASSOCIATION,
as L/C Issuers,

and

The Other Lenders Party Hereto

DNB BANK ASA, NEW YORK BRANCH, JPMORGAN CHASE BANK, N.A. and

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Co-Syndication Agents,

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

DNB MARKETS, INC.,  J.P. MORGAN SECURITIES LLC and

WELLS FARGO SECURITIES, LLC,

as

Joint Lead Arrangers and Joint Bookrunners

Senior Unsecured Revolving Credit Facility

THIRD AMENDMENT TO CREDIT AGREEMENT

THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of the 11th day of August, 2016, is by and among PLAINS ALL AMERICAN PIPELINE, L.P. (the “Company”), PLAINS MIDSTREAM CANADA ULC, a British Columbia unlimited liability company (formerly an Alberta unlimited liability corporation) (“PMCULC”, and, together with the Company, the “Borrowers” and each individually, a “Borrower”), BANK OF AMERICA, N.A., as Administrative Agent, Swing Line Lender and an L/C Issuer, WELLS FARGO BANK, NATIONAL ASSOCIATION, as an L/C Issuer, and the Lenders party hereto.

W I T N E S S E T H:

WHEREAS, the Company, certain Subsidiaries of the Company from time to time party thereto, Administrative Agent, Swing Line Lender, the L/C Issuers and Lenders entered into that certain Credit Agreement dated as of August 19, 2011, as amended by First Amendment to Credit Agreement dated as of June 27, 2012 and Second Amendment to Credit Agreement dated  as of August 16, 2013 (as heretofore amended, the “Original Agreement”) for the purposes and consideration therein expressed; and

WHEREAS, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“MLPFS”) and the other joint lead arrangers and joint bookrunners have, at the Company’s request, syndicated and arranged for an extension of the maturity date set forth in, and other amendments to, the Original Agreement, and pursuant thereto, the Borrowers, Administrative Agent, Swing Line Lender, L/C Issuers and the Lenders party hereto desire to amend the Original Agreement for the purposes described herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I. — Definitions and References

§ 1.1.      Terms Defined in the Original Agreement.  Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Credit Agreement shall have the same meanings whenever used in this Amendment.

§ 1.2.      Other Defined Terms.  Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this § 1.2.

“Amendment” means this Third Amendment to Credit Agreement.

“Amendment Effective Date” has the meaning specified in § 3.1 of this Amendment.

“Credit Agreement” means the Original Agreement as amended hereby.

ARTICLE II. — Amendments

§ 2.1.      Definitions.

(a)           CDOR.  The definition of “CDOR” set forth in Section 1.01 of the Original Agreement is hereby amended by adding the following at the end thereof:

; and if CDOR shall be less than zero, such rate shall be deemed zero for purposes of this Agreement.

(b)           Committed Loan Notice.  The reference to “which, if in writing, shall be substantially in the form of Exhibit A” at the end of the definition of “Committed Loan Notice” set forth in Section 1.01 of the Original Agreement is hereby amended to refer instead to “which shall be substantially in the form of Exhibit A or such other form as may be approved by the Administrative Agent and the requesting Borrower (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent) appropriately completed and signed by a Responsible Officer of the requesting Borrower”.

(c)           Defaulting Lender.  Clause (d) of the definition of “Defaulting Lender” set forth in Section 1.01 of the Original Agreement is hereby amended by changing “, or (iii)” therein to “, (iii) become the subject of a Bail-In Action or (iv)”.

(d)           Eurocurrency Rate.  The reference to “; and” at the end of subclause (a)(i) of the definition of “Eurocurrency Rate” set forth in Section 1.01 of the Original Agreement is hereby amended to refer instead to “; and if the Eurodollar Rate shall be less than zero, such rate shall be deemed zero for purposes of this Agreement; and”.

(e)           Responsible Officer.  The first sentence of the definition of “Responsible Officer” set forth in Section 1.01 of the Original Agreement is hereby amended by adding the following at the end thereof:

or any other officer or employee of such Loan Party, or any general partner thereof or any general partner of any such general partner or any sole member thereof, designated in or pursuant to an agreement between such Loan Party and the Administrative Agent.

(f)            Swing Line Loan Notice.  The reference to “which, if in writing, shall be substantially in the form of Exhibit B” at the end of the definition of “Swing Line Loan Notice” set forth in Section 1.01 of the Original Agreement is hereby amended to refer instead to “which shall be substantially in the form of Exhibit B or such other form as may be approved by the Administrative Agent and the requesting Borrower (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent) appropriately completed and signed by a Responsible Officer of the requesting Borrower”.

(g)           New Defined Terms.  Section 1.01 of the Original Agreement is hereby amended by adding the following new defined terms in appropriate alphabetical order, to read as follows:

“Anti-Corruption Laws” has the meaning specified in Section 5.13.

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“Designated Person” has the meaning specified in Section 5.12.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“GP Simplification Period” means the period (a) beginning on the date that the Company acquires the economic rights associated with the general partner interests in the Company and the incentive distribution rights held by Plains AAP, L.P. in the Company, substantially as described in the Simplification Agreement dated July 11, 2016 by and among the Company and certain Affiliates of the Company, attached as Exhibit 2.1 to the Form 8-K Current Report filed by the Company with the SEC on July 14, 2016, and (b) ending on December 31, 2017.

“OFAC” means the Office of Foreign Assets Control of the United States Department of the Treasury.

“Qualifying JV Entity” means any Person, other than a Subsidiary (a) in which the Company or a Restricted Subsidiary owns a direct or indirect Equity Interest and (b) (i) that has no Consolidated Funded Indebtedness; provided that references to “Company” in the definition thereof shall, for purposes of this definition, refer to such Person, and (ii) is not subject to any Contractual Obligation that limits the ability of such Person to make cash distributions with respect to any Equity Interest of such Person if such Person is not otherwise in default of its obligations under such Contractual Obligation.

“Sanction” means any economic or trade sanction administered by the United States Government (including, without limitation, any economic or trade sanction administered by OFAC), and any other economic or trade sanction administered by any other sanctions authority of any relevant jurisdiction where any Restricted Person maintains assets or engages in business (including, if applicable, any economic or trade sanction administered by the United Nations Security Council, the European Union or Her Majesty’s Treasury).

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

§ 2.2.      Borrowings.  Section 2.02(a) of the Original Agreement is hereby amended as follows:

(a)           The reference to “telephone” at the end of the first sentence is hereby amended to refer instead to “(A) telephone, or (B) a Committed Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Committed Loan Notice”.

(b)           The reference to “Each such notice” at the beginning of the second sentence is hereby amended to refer instead to “Each such Committed Loan Notice”.

(c)           The fourth sentence (beginning “Each telephonic notice . . .”) is hereby deleted in its entirety.

(d)           The parenthetical “(whether telephonic or written)” in the seventh sentence is hereby deleted in its entirety.

§ 2.3.      Swing Line Borrowings.  Section 2.04(b) of the Original Agreement is hereby amended as follows:

(a)           The reference to “telephone” at the end of the first sentence is hereby amended to refer instead to “(A) telephone, or (B) a Swing Line Loan Notice; provided that any telephonic notice must be confirmed promptly by delivery to the Swing Line Lender and the Administrative Agent of a Swing Line Loan Notice”.

(b)           The reference to “Each such notice” at the beginning of the second sentence is hereby amended to refer instead to “Each such Swing Line Loan Notice”.

(c)           The third sentence (beginning “Each such telephonic notice . . .”) is hereby deleted in its entirety.

(d)           The reference to “telephonic Swing Line Loan Notice” in the fourth sentence is hereby amended to refer instead to “Swing Line Loan Notice”.

§ 2.4.      FATCA.  Section 3.01(e) of the Original Agreement is hereby amended by adding a new subsection (v) at the end thereof, to read as follows:

(v)           For purposes of determining withholding Taxes imposed under FATCA, from and after “Amendment Effective Date” (as such term is defined in that certain Third Amendment to Credit Agreement dated as of August 11, 2016 amending this Agreement), the Company and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).

§ 2.5.      OFAC; Anti-Corruption Laws.  Article V of the Original Agreement is hereby amended by adding new Sections 5.12 and 5.13 at the end thereof, to read as follows:

5.12        OFAC.  Neither the Company, nor any of its Subsidiaries, nor, to the knowledge of the Company and its Subsidiaries, any of their respective directors or officers, or any of their respective agents or representatives acting or benefiting in any such capacity in connection with this Agreement, is a Person (i) currently the subject of any Sanction, (ii) listed in the most current annex to, or otherwise currently the subject of the provisions of, any executive order administered by OFAC or the U.S. Department of State, or (iii) named as a “Specially Designated National” in the most current list published by OFAC at its official website or any replacement website or other replacement official publication of such list (each Person referred to in any of the preceding clauses (i) - (iii), a “Designated Person”).

5.13        Anti-Corruption Laws.  The Company and its Subsidiaries (a) are in compliance with (i) the United States Foreign Corrupt Practices Act of 1977, as applicable to them, and (ii) other similar anti-corruption legislation in other relevant jurisdictions in which they maintain assets or engage in business, which otherwise are applicable to them (collectively, the Laws referred to in the preceding clauses (i) and (ii), the “Anti-Corruption Laws”), other than any failure or failures to comply with Anti-Corruption Laws (A) that are isolated and do not evidence a pervasive or systemic pattern of violations of such laws and regulations or a significant deficiency in the implementation of the hereinafter referenced policies and procedures to promote and achieve compliance by the Company and its Subsidiaries with Anti-Corruption Laws and are immaterial to the Company and its Subsidiaries taken as a whole, or (B) that arise from actions or incidents that have been publicly disclosed by the Company or disclosed in writing to the Administrative Agent (with a copy to Lenders), in each case, at least twenty (20) days prior to the Closing Date, and (b) have instituted and maintain commercially reasonable policies and procedures which they reasonably believe are designed to promote and achieve their respective compliance with such laws.

§ 2.6.      Compliance wth Laws.  The reference to “requirements of all Laws” in the first sentence of Section 6.08 of the Original Agreement is hereby amended to refer instead to “requirements of all Laws (including Anti-Corruption Laws)”, and a new sentence is added at the end of such Section 6.08, to read as follows:

The Company and its Subsidiaries will institute and maintain commercially reasonably policies and procedures which they reasonably believe are designed to promote and achieve their respective compliance with Anti-Corruption Laws.

§ 2.7.      Use of Proceeds.  Section 7.07 of the Original Agreement is hereby amended in its entirety to read as follows:

7.07        Use of Proceeds.  Use the proceeds of any Loans, whether directly or indirectly, and whether immediately, incidentally or ultimately, (a) to purchase or carry margin stock or to extend credit to others for the purpose of purchasing or carrying margin stock or to refund indebtedness originally incurred for such purpose (within the meaning of Regulation U of the FRB), (b) to fund any activities or business of, or with, any Designated Person or in any country or territory that, at the time of such funding, is the subject of any Sanctions, (c) in any manner that would result in a material violation of any Sanctions by the Company or its Subsidiaries, or (d) in furtherance of an offer, payment, promise to pay, or authorization of the payment or giving of money, or anything else of value, to any Person in violation of any Anti-Corruption Laws.

§ 2.8.      Consolidated Leverage Ratio.  The table set forth in Section 7.08 of the Original Agreement is hereby amended in its entirety to read as follows:

Applicable Period	Maximum Consolidated Leverage Ratio
(i) During the GP Simplification Period	5.50:1.0

(ii) Prior to or following the GP Simplification Period and during an Acquisition Period	5.50:1.0

(iii) Prior to or following the GP Simplification Period and other than during an Acquisition Period	5.00:1.0

§ 2.9.      Material Project EBITDA Adjustments.

(a)           The reference to “any non-wholly-owned Subsidiaries” in clause (a) of the proviso to Section 7.08 of the Original Agreement is hereby amended to refer instead to “any non-wholly-owned Subsidiary or Qualifying JV Entity”.

(b)           The reference to “the Company or any of its Subsidiaries” in the first sentence of the definition of “Material Project EBITDA Adjustments” in Section 7.08 of the Original Agreement is hereby amended to refer instead to “the Company, any of its Subsidiaries or any Qualifying JV Entity”.

(c)           Clause (C) in the definition of “Material Project EBITDA Adjustments” in Section 7.08 of the Original Agreement is hereby amended in its entirety to read as follows:

(C)          the aggregate amount of (i) all Material Project EBITDA Adjustments (including any Material Project EBITDA Adjustments attributable to Material Projects of Qualifying JV Entities) and PNGS EBITDA Adjustments during any four-quarter period ending on the relevant date of determination shall be limited in the aggregate to 15% of the total actual Consolidated EBITDA for such period and (ii) all Material Project EBITDA Adjustments attributable to Material Projects of Qualifying JV Entities during any such period shall be limited to 7.5% of the total actual Consolidated EBITDA for such period; provided, that total actual Consolidated EBITDA shall, in the case of each of the immediately preceding subclauses (i) and (ii), be determined without including any Material Project EBITDA Adjustments or PNGS EBITDA Adjustments.

§ 2.10.    Notices; Effectiveness; Electronic Communication.  The reference to “Borrower Materials through the internet” in the fourth sentence of Section 11.02(c) of the Original Agreement is hereby amended to refer instead to “Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the internet”.

§ 2.11.    Electronic Execution of Assignments and Certain Other Documents.  The reference to “in any Assignment and Assumption or in any amendment or other modification hereof (including waivers and consents)” in Section 11.18 of the Original Agreement is hereby amended to refer instead to “in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation Assignment and Assumptions, amendments or other modifications, Committed Loan Notices, Swingline Loan Notices, waivers and consents)”, and the following proviso is added at the end of such Section 11.18:

; provided, that notwithstanding anything contained herein to the contrary neither the Administrative Agent nor any Borrower is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by it pursuant to procedures approved by it (for the avoidance of doubt, it is agreed and acknowledged by each of the Administrative Agent and each Borrower that any manually executed document, or any manually executed signature page thereto, transmitted by facsimile or other electronic imaging means (e.g. “pdf” or “tif”), does not constitute an “electronic signature” as described in, or contemplated by, this Section 11.18).

§ 2.12.    Bail-In of EEA Financial Institutions.  Article XI of the Original Agreement is hereby amended by adding a new Section 11.24 at the end thereof, to read as follows:

11.24      Acknowledgement and Consent to Bail-In of EEA Financial Institutions.  Solely to the extent any Lender or L/C Issuer that is an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)           the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an EEA Financial Institution; and

(b)           the effects of any Bail-In Action on any such liability, including, if applicable:

(i)            a reduction in full or in part or cancellation of any such liability;

(ii)           a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)          the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.

ARTICLE IIA. — Extension of Maturity Date

§ 2A.1.   Extension of Maturity Date.  With respect to the Company’s request pursuant to Section 2.14 of the Credit Agreement to extend the Maturity Date applicable to each Lender for one additional year from the Existing Maturity Date (the “Extension”), Administrative Agent has notified the Company of the Extending Lenders and Non-Extending Lenders with respect thereto as set forth on Schedule A attached hereto.  Subject to the satisfaction of the conditions precedent set forth in Article III:

(a)           Effective as of August 16, 2016, the Maturity Date with respect to each such Extending Lender is August 16, 2021;

(b)           the Existing Maturity Date of August 16, 2020 shall remain in effect with respect to each such Non-Extending Lender; and

(c)           the parties hereto agree that with respect to the Extension, the certification by the Company required by Section 2.14(f) of the Credit Agreement is hereby satisfied by the Company’s execution and delivery of this Amendment.

ARTICLE III. — Conditions of Effectiveness

§ 3.1.      Amendment Effective Date.  This Amendment shall become effective as of the date first written above (the “Amendment Effective Date”), upon the satisfaction of the following conditions precedent:

(a)           The Administrative Agent’s receipt of the following, each of which shall be originals, telecopies or other electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the signing Loan Party, if applicable, each dated the Amendment Effective Date (or, in the case of certificates of governmental officials, a recent date before the Amendment Effective Date and in the case of financial statements, the date or period of such financial statements) and each in form and substance reasonably satisfactory to the Administrative Agent:

(i)            executed counterparts of this Amendment, sufficient in number for distribution to the Administrative Agent, each Lender and each Borrower;

(ii)           such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of each Loan Party as the Administrative Agent may reasonably require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Amendment and the other Loan Documents delivered pursuant to this § 3.1 to which such Loan Party is a party;

(iii)          such documents and certifications as the Administrative Agent may reasonably require to evidence that each Loan Party, General Partner and GP LLC is duly organized or formed, and that each Borrower is validly existing and in good standing in its jurisdiction of organization, issued by the appropriate authorities of such jurisdiction;

(iv)          favorable opinions of (A) Richard McGee, Esq., General Counsel for Borrowers, (B) Norton Rose Fulbright US LLP, special Texas and New York counsel to Borrowers, and (C) Patterson Adams, special Canadian counsel to PMCULC, addressed to the Administrative Agent and each Lender;

(v)           a certificate signed by a Responsible Officer of the Company certifying (A) that the conditions specified in Section 4.02(a) and (b) of the Credit Agreement have been satisfied, (B) that there has been no event or circumstance since December 31, 2015 that has had or could be reasonably expected to have, either individually or in the aggregate, a Material Adverse Effect, and (C) the current Debt Ratings; and

(vi)          such other assurances, certificates, documents, consents or opinions as the Administrative Agent may reasonably require.

(b)           All consents, licenses and approvals required in connection with the execution, delivery and performance by each Loan Party and the validity against each Loan Party of this Amendment and each of the other Loan Documents to which it is a party shall have been obtained and shall be in full force and effect.

(c)           There shall not have occurred during the period from December 31, 2015 through and including the Amendment Effective Date any event or condition that has had or could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect, and there shall be no actions, suits, investigations, proceedings, claims or disputes pending or, to the knowledge of the Company, threatened in writing, at law, in equity, in arbitration or before any Governmental Authority, by or against the Company or any of its Subsidiaries or against any of their properties or revenues that either individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

(d)           Any fees due MLPFS, Administrative Agent or any Lender, including any arrangement fees, agency fees and upfront fees, and any expenses incurred by MLPFS and Administrative Agent, in each case, as agreed in writing by the Company, required to be paid on or before the Amendment Effective Date shall have been paid.

(e)           The Company shall have paid all reasonable fees, charges and disbursements of counsel to the Administrative Agent to the extent invoiced prior to the Amendment Effective Date.

For purposes of determining compliance with the conditions specified in this § 3.1, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Amendment Effective Date specifying its objection thereto and the Administrative Agent hereby agrees to promptly provide the Company with a copy of any such notice received by the Administrative Agent.

ARTICLE IV. — Representations and Warranties

§ 4.1.      Representations and Warranties of the Company.  In order to induce Administrative Agent, L/C Issuers and Lenders to enter into this Amendment, the Company represents and warrants to Administrative Agent, L/C Issuers and each Lender that:

(a)           The representations and warranties of (i) the Company contained in Article V of the Credit Agreement and (ii) each Loan Party in any other Loan Document are true and correct in all material respects on and as of the Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(b)           No Default has occurred and is continuing as of the Amendment Effective Date.

ARTICLE V. — Miscellaneous

§ 5.1.      Ratification of Agreements.  The Original Agreement, as hereby amended, is hereby ratified and confirmed in all respects.  The Loan Documents, as they may be amended or affected by this Amendment, are hereby ratified and confirmed in all respects by each Borrower.  Any reference to the Original Agreement in any Loan Document shall be deemed to refer to the Credit Agreement.   The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent, any L/C Issuer or any Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any other Loan Document.

§ 5.2.      Loan Documents.  This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

§ 5.3.      GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

§ 5.4.      Counterparts.  This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.  Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment.

§ 5.5.      ENTIRE AGREEMENT.  THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

PLAINS ALL AMERICAN PIPELINE, L.P.

By:	PAA GP LLC, its general partner

By:	PLAINS AAP, L.P., its sole member

By:	PLAINS ALL AMERICAN GP LLC,
its general partner

By:	/s/ Sharon S. Spurlin
Name: Sharon S. Spurlin
Title: Vice President and Treasurer

PLAINS MIDSTREAM CANADA ULC

By:	/s/ Sharon S. Spurlin
Name: Sharon S. Spurlin
Title: Vice President and Treasurer

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Rosanne Parsill
Name: Rosanne Parsill
Title: Vice President

BANK OF AMERICA, N.A.,
as a Lender, L/C Issuer and Swing Line Lender

By:	/s/Adam H. Fey
Name: Adam H. Fey
Title: Director

PAA 3rd Amendment

DNB CAPITAL LLC,
as a Lender

By:	/s/ Joe Hykle
Name: Joe Hykle
Title: Senior Vice President

By:	/s/ Jodie Gildersleeve
Name: Jodie Gildersleeve
Title: Vice President

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Stephanie Balette
Name: Stephanie Balette
Title: Authorized Officer

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and L/C Issuer

By:	/s/ Jeffery Cobb
Name: Jeffery Cobb
Title: Director

CITIBANK, N.A., as a Lender

By:	/s/ Maureen P. Maroney
Name: Maureen P. Maroney
Title: Vice President

MIZUHO BANK, LTD., as a Lender

By:	/s/ Leon Mo
Name: Leon Mo
Title: Authorized Signatory

PAA 3rd Amendment

BARCLAYS BANK PLC, as a Lender

By:	/s/ Christopher Aitkin
Name: Christopher Aitkin
Title: Assistant Vice President

BNP PARIBAS, as a Lender

By:	/s/ Joe Onischuk
Name: Joe Onischuk
Title: Managing Director

By:	/s/ Reginald Crichlow
Name: Reginald Crichlow
Title: Vice President

SUNTRUST BANK, as a Lender

By:	/s/ Chulley Bogle
Name: Chulley Bogle
Title: Vice President

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ John Frazell
Name: John Frazell
Title: Director

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.,
as a Lender

By:	/s/ Mark Oberreuter
Name: Mark Oberreuter
Title: Vice President

PAA 3rd Amendment

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Darlene Arias
Name: Darlene Arias
Title: Director

By:	/s/ Kenneth Chin
Name: Kenneth Chin
Title: Director Banking Products Services, US

COMPASS BANK, as a Lender

By:	/s/ Blake Kirshman
Name: Blake Kirshman
Title: Senior Vice President

ROYAL BANK OF CANADA, as a Lender

By:
Name:
Title:

SOCIETE GENERALE, as a Lender

By:
Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:	/s/ James D. Weinstein
Name: James D. Weinstein
Title: Managing Director

PAA 3rd Amendment

BANK OF MONTREAL, as a Lender

By:	/s/ Gumaro Tijerina
Name: Gumaro Tijerina
Title: Managing Director

BRANCH BANKING AND TRUST COMPANY,
as a Lender

By:	/s/ Lincoln LaCour
Name: Lincoln LaCour
Title: Assistant Vice President

FIFTH THIRD BANK, as a Lender

By:	/s/ Larry Hayes
Name: Larry Hayes
Title: Director

ING CAPITAL LLC, as a Lender

By:	/s/ Cheryl LaBelle
Name: Cheryl LaBelle
Title: Managing Director

By:	/s/ Subha Pasumarti
Name: Subha Pasumarti
Title: Managing Director

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ M. Colin Warman
Name: M. Colin Warman
Title: Managing Director

PAA 3rd Amendment

REGIONS BANK, as a Lender

By:	/s/ David Valentine
Name: David Valentine
Title: Director

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick Jeffrey
Name: Patrick Jeffrey
Title: Vice President

By:
Name:
Title:

DEUTSCHE BANK AG NEW YORK BRANCH,
as a Lender

By:	/s/ Ming K. Chu
Name: Ming K. Chu
Title: Director

By:	/s/ Virginia Cosenza
Name: Virginia Cosenza
Title: Vice President

RAYMOND JAMES BANK, N.A., as a Lender

By:	/s/ Scott G. Axelrod
Name: Scott G. Axelrod
Title: Senior Vice President

PAA 3rd Amendment

ZB, N.A., dba AMEGY BANK, as a Lender

By:	/s/ Sam Trail
Name: Sam Trail
Title: Senior Vice President

PAA 3rd Amendment

SCHEDULE A

PAA EXTENDING AND NON-EXTENDING LENDERS

EXTENDING LENDERS:

Bank of America, N.A.

DNB Capital LLC

JPMorgan Chase Bank, N.A.

Wells Fargo Bank, National Association

Citibank, N.A.

Mizuho Bank, Ltd.

Barclays Bank PLC

BNP Paribas

SunTrust Bank

The Bank of Nova Scotia

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

UBS Loan Finance LLC

Compass Bank

Sumitomo Mitsui Banking Corporation

Bank of Montreal

Branch Banking and Trust Company

Fifth Third Bank

ING Capital LLC

PNC Bank, National Association

Regions Bank

U.S. Bank National Association

Deutsche Bank AG New York Branch

Raymond James Bank, N.A.

ZB, N.A., dba Amegy Bank

NON-EXTENDING LENDERS:

Royal Bank of Canada

Société Generalé

PAA 3rd Amendment